Exhibit 99.2

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                                                                FINAL TRANSCRIPT

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CCBN StreetEvents Conference Call Transcript

CPWR - Q3 2004 Compuware Corporation Earnings Conference Call

Event Date/Time: Jan. 22. 2004 / 5:00PM ET
Event Duration: 47 min

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CPWR - Q3 2004 Compuware Corporation Earnings Conference Call
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CORPORATE PARTICIPANTS

 Peter Karmanos Jr
 Compuware - CEO

 Tommi White
 Compuware - COO

 Lisa Elkin
 Compuware - VP Investor Relations

 Laura Fournier
 Compuware - CFO

 Hank Jallos
 Compuware - EVP

 Tom Costello
 Compuware - SVP

CONFERENCE CALL PARTICIPANTS

 David Rudow
 Piper Jaffray - Analyst

 Kevin M. Buttigieg
 Kaufman Brothers - Analyst

 Kirk S. Materne
 Banc of America Securities - Analyst

 Damian V. Rinaldi
 First Albany Corporation - Analyst

 Sameer Bhasin
 Okumus - Analyst

 Ulysses Yannas
 Buckman and Reid - Analyst

PRESENTATION

--------------------------------------------------------------------------------
Operator

   Welcome to the Compuware third quarter results teleconference. At the request of Compuware, this conference is being recorded for instant replay purposes. At this time, I'd like to turn the conference over to Ms. Lisa Elkin, Vice President of Communications and Investor Relations for Compuware Corporation. Ms. Elkin, you may begin.

--------------------------------------------------------------------------------
Lisa Elkin  - Compuware - VP Investor Relations

   Thank you very much Christy, and good afternoon ladies and gentlemen. Participating in today's conference call are Pete Karmanos, Chairman and Chief Executive Officer; Tommi White, Chief Operating Officer; Laura Fournier, Senior Vice President and Chief Financial Officer; Hank Jallos, Executive Vice President Global Account Management; and Tom Costello, Senior Vice President and General Counsel.

During this conference call, we may make projections or other forward-looking statements regarding future events, or the future financial performance of Compuware Corporation. We caution that such statements are just predictions, and that actual events or results may differ materially. We refer you to the documents the company files from time to time with the Securities and Exchange Commission, specifically the company's annual report on Form 10K for the fiscal year ended March 31, 2003, and the company's quarterly report on Form 10Q for the quarter ended September 30, 2003. These documents contain and identify important factors that could cause actual results to differ materially from those contained in any projections or forward-looking statements.

For those of you who do not have a copy, I will begin by summarizing the press release. Pete will provide general comments, Tommi will discuss operating results, Hank will provide an update on the customer relationship and channels organizations, and Laura will review balance sheet items. We will then open the call to your questions.

Compuware reports earnings of 6 cents per share in the fiscal year '04 third quarter. Distributed product license fees increased 40.3% sequentially, 16.8% year-over-year. Compuware Corporation today announced financial results for its third quarter ended December 31, 2003. Compuware reports third quarter revenues of $318.2m, compared to $333.1m in the third quarter of the previous fiscal year. Net income was $21.8m compared to $25.4m in the same quarter of fiscal 2003. Earnings per share, diluted computation, were 6 cents, compared to 7 cents based upon 385.9m and 379.1m shares outstanding respectively.

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CPWR - Q3 2004 Compuware Corporation Earnings Conference Call
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During the company's third quarter,  software license fees were $80.7m,  up 9.4%
from $73.8m in the third quarter of fiscal '03. Maintenance fees were $102.9m, up 2.6% from $100.4m in the same quarter last year, and revenue from professional services was $134.6m. Compuware's professional services margin improved to 8% from 5.2% in the second quarter of fiscal '04. I would now like to turn the call over to Pete.

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Peter Karmanos Jr  - Compuware - CEO

   Thanks, Lisa. I'm pleased to report the results of a good quarter for Compuware. We are profitable, license fees grew, maintenance renewals are increasing, and cash flow remains strong, and we have no debt. The results we experienced this quarter were not because of any budget flushing or seasonality. Most indicators point to an improving economy and I'm cautiously optimistic that the technology sector will follow suit. My optimism also extends to how well we are executing our strategies for returning the company to a growth path and high profitability.

Revenue from our distributed products grew at a healthy rate, almost 17% year-over-year, and more than 40% sequentially. The percentage of revenue these products contribute to our bottom line is now 38% of all new license sales. Our goal is to see that percentage increase grow to 60% to 70% over the next few years, as our world-class distributed products become the majority of our business. Our distributed products are steadily achieving mind-share traction in the marketplace. Analysts and customers, in increasing numbers, recognize the value proposition our products deliver.

To insure that this continues, we continue to make significant investments in our distributed technology, and in our direct sales force. We have achieved 30-plus years of success with our direct sales model, a model we are now supplementing by building our technical and delivery partnerships. This focus in the last few quarters has brought us some tremendous partnerships, like the one we recently announced with BEA for our OptimalJ product. Our recent delivery partnership with Sogeti has also paid dividends. Sogeti is one of the top testing companies in the world. They believe that our CARS offering is absolutely outstanding, and as testing specialists, they ought to know.

The distributed sales force and our focused channels group are incentives to develop and nurture these, as well as many other channel partnerships. We will support these efforts by implementing full Compuware product certification programs, insuring all of our partners deliver maximum value to our customers.

Revenue from our mainframe products remains substantial, and continues to finance investments we are making in new technology sales and marketing. In spite of the fact that IBM has cost us somewhere between $100m - $200m annually in potential revenue, which would almost all be profit, we are still profitable. This revenue loss is not from an overwhelming loss of clients, but in fact, is from the cost pressure we experienced while successfully maintaining our client base. Despite some of IBM's business practices, we have been able to reach out to our client space and demonstrate the value our File-AID and Abend-AID products deliver. In fact, this situation has reminded us of the absolute need to educate our customers on why they originally purchased our products. We can and are hitting the streets to demonstrate the substantial value in ROI that customers receive any time they buy a Compuware product.

Renewal rates for our mainframe products remain well above 90%, and they are rarely replaced. Let me say that again, rarely replaced by IBM's competitive products, something Hank will discuss in more detail. We are holding our own against IBM, and we didn't even have to steal their code to do it. Mainframes remain prevalent in most of our customer base. We intend to use our R&D experience and expertise in the mainframe software arena to support future generations of J2EE development on mainframe platforms. We believe we are the best in mainframe software technology, and we are going to continue to pursue this market. It differentiates us from most software providers.

Before I comment on professional services, let me just say a quick word about Compuware products and IT governance, a topic Tommi will cover more extensively. We already have offerings that are mainstays in the industry, offerings that provide the underlying data that impedes IT governance. We are presently looking to fill out our product portfolio to provide an end-to-end IT governance solution, a solution that we will train professional services personnel to install for customers. In the same way customers have looked to Compuware for their distributed and mainframe solutions, they can look to Compuware for their IT governance offering. Let me just make a note here. If you don't run on the mainframe, and you have none of that experience, it would be foolish to claim that you can provide this information to customers. We have a real advantage.

Our professional services margin improved to 8% from 5.2% sequentially, even though our services revenue declined. We are in the process of evolving this business to its pre-Y2K culture, a culture that respected and sold technical talent at margins exceeding 15%. Our intention is to build an organization where margins of 20% to 25% are the norm. Yes, from a revenue perspective, we may be smaller at first, but we will be much more profitable. Once we add to our organization of highly technical people whose skill sets are 100% compatible with all our products, we expect to be able to grow our margins. Our product-related services business will support this growth as we certify employees and partners in our world-class products.

There has been a lot of talk about the impact of offshore vendors on our services business. If we were exclusively in the staff supplementation business, the concern for our ability to sustain and

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CPWR - Q3 2004 Compuware Corporation Earnings Conference Call
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grow might be justified.  Most skilled workers  performing low margin work are a commodity, and this work should go offshore. Like many other trends we have seen in our 30 years, offshore will moderate over time. Compuware, as it always has, offers highly skilled technicians who deliver real value to our customers. We are not in the commodity business, we are in the value for service business, and so we remain relatively unaffected by offshore entities.

Regarding our long-term growth prospects, we believe that once we stabilize our professional services business, and even with a relatively flat mainframe business, flat but highly profitable, we can grow our business by at least 10% to 15% a year overall. We intend to provide you with more detailed guidance regarding our revenue and earning prospects in the near future. We intend to schedule a special call after our planning for the fiscal year is complete. We will give you more guidance on our revenue and our EPS outlook at that time. In addition, we will share more information on our plans to achieve our financial goals. Our visibility is improving because of several factors, including an improving economy.

We're also looking forward to excellent operating cash flow next year, which we expect to be $200m on the low end, and depending on our performance, as high as $300m. We will disclose additional details about our cash flow projections after finalizing our plan.

Expense changes we made following our last quarter achieved our goal of focusing every employee on the importance of returning this company to profitability and growth. Although no one was happy with the decisions we had to make, everyone put their heads down and went to work.

You'll remember on our last conference call, I said I believed Compuware was in better shape to take advantage of an improving economy than it had been in over 10 years. I think these results are the beginning of the demonstration of the validity of that belief. As part of our 2005 planning, we will be aggressively pursuing acquisitions to fill out our product portfolio. I look forward to reporting the results of our next quarter to you after the close of our fiscal year, and sharing the outcome of our planning sessions on our special call. I will now turn this over to Tommi White, who will provide you with more detailed insight into this quarter, and to future performance. Tommi?

--------------------------------------------------------------------------------
Tommi White  - Compuware - COO

Thank you, Pete. This quarter's results demonstrate that our business continues to progress and has returned to growth. Our strategy to increase distributed flow business has made us less dependent on big end-of-quarter deals. In the third quarter, this strategy paid dividends, as we achieved significant year-over-year increases in new license revenue, without recognizing a deal over $5m.

In fact, the largest deal we recognized was $2.5m. Less than 15% of deals signed this quarter were over the $1m mark, one of these being an enterprise deal for distributed software. Compuware is clearly no longer just a mainframe shop. Currently, we have three fantastic distributed product families doing well in the development, quality assurance, and performance management spaces. These are world-class products. Our development products, such as OptimalJ and UNIFACE, allow businesses to develop reliable applications faster, and support Legacy, 4GL, Java, and .NET development.

OptimalJ now generates test scripts that tie into our testing tools. This insures improvements in test planning and significant return on investment by eliminating the need to write scripts for testing J2EE code. In the quality assurance market, our latest release of QACenter allows CIOs to utilize their earlier investments in competing Mercury scripts, and replace the competition's software with Compuware's higher value tools at a lower price point.

Also in the QA market, the Compuware Application Reliability Solution, CARS, continues to receive rave reviews from customers and analysts alike. CARS provides unique people, processes and products for delivering robust applications to market more reliably. Based on our QACenter technology, and the expertise of our services employees, CARS belongs in the IT shop of any company that produces applications, because it helps insure return on the significant investments companies make in new applications. Companies cannot get ROI in new applications until they're in production, and CARS insures the reliable delivery of those applications.

Finally, our performance management products, like Vantage, continue to gain good traction in their markets. The recently introduced Compuware Vantage 9 release enables organizations to deliver service excellence by systematically and proactively improving application performance, as driven by business priorities. These customers can use Vantage 9 to identify and resolve problems before they impact end users, whether the problem is at the client, network, or server level. The performance dashboard capabilities of Vantage 9 quickly identify the scope of application service problems, so that they can be prioritized according to their potential impact on the business. Vantage 9 stops all the time-consuming finger pointing that occurs at typical distributed installations.

In Q3, we introduced a new product and services offering called VantageOne. This program allows customers to make an investment in ClientVantage to obtain end user experience monitoring and performance analysis for one application. Compuware professionals deploy VantageOne and target select key transactions of a single business application for analysis. VantageOne includes the creation of a performance dashboard, customized for the application, revealing the power of integrated performance management, while providing a rapid return on

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CPWR - Q3 2004 Compuware Corporation Earnings Conference Call
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investment.  The impact of this  program to date has been record sales in Q3 for
ClientVantage.

Our distributed software business is growing, both in an absolute sense, and as a percentage of our overall revenue. Distributed products now represent nearly 40% of our new license revenue. We are setting our goal to achieve 60 or 70% of our business in distributed products within the next few years. The majority of our R&D expenditures are now in the distributed software side of our business. Our progress in attacking the distributed software market is reason for optimism. We plan to continue committing substantial development, sales, and marketing resources, as well as aggressive product launch activities, to the growth of our distributed software.

Within the next year, two-thirds to three-fourths of our sales force will be selling distributed products. Our product strategy will continue to increase the added value that customers can gain by owning all of our products that we bring to the enterprise. However, we will also retain strong point solutions that are in wide demand and help us gain entry into new clients across the world.

As part of our improving sales execution strategy, we continue to train our sales force to sell strategic solutions higher into IT and business organizations. Our ability to sell high into an organization is supported by a direct sales model, which has been proven time and time again to be most effective with customers particularly at the C-level. Relationship is primary in any sales situation and Compuware owns the relationship with its customers.

One of the most pressing and growing concerns of our customers is IT governance. The Sarbanes-Oxley Act and the need for CIOs to be clear about the business of running IT is supported by our product strategy to move information from all parts of the application life cycle into management's view. Compuware is the only vendor who has the breadth of products across the life cycle and the product strategy to achieve this goal for the CIO.

In order to perform well in this emerging market, companies must understand mainframes, which are still a significant platform in most organizations, and the development of software that runs on them. Our years of discipline as a mainframe product development company gives us the expertise and experience to insure our software delivers on the needs of the CIO across the enterprise. An additional Compuware differentiator, our Professional Services organization, supports these product offerings. We are capable of helping clients quickly install and gain immediate information and value from Compuware products.

We will continue to fill out our product portfolio to be able to provide an end-to-end governance solution and meet the demands of this market. We are continuing to refine and retool our Services business to reduce revenue numbers and services that have little to do with offshore competition. The practice of sending code overseas is based upon the least important aspects of IT work--the coding.

What really matters in technology projects are people, responsiveness, planning, communication and technical experience, areas where Compuware's talented IT professionals excel.

While offshore outsourcing creates a highly competitive environment for supplemental staffing work, this is not where our Services business is headed. During the Y2K timeframe, Compuware entered the supplemental staffing market to grow revenue and to meet the demands of our customers, which has caused some challenges for us today. We are addressing these challenges by evolving our Services organization back into a more focused, more profitable business. Our Services organization will focus on high margin, high-skill work, such as application development and support, quality assurance and testing, application portfolio management, network architecture and application performance monitoring. In addition, Compuware product-related services will continue to be a major focus.

Through services offerings like VantageOne, we will continue to penetrate the market by quickly delivering value from our products. Services unrelated to these core businesses are a thing of the past. Services revenue was down for the quarter. However, our margin improved from 5% to 8% sequentially. We are continuing to implement steps to re-engineer this business into a solid, stable, high-margin operation filled by highly skilled, mature technical professionals, focused on specific areas of the industry. We are out of the commodity placement business.

Last quarter, we told you we needed to do a better job closing the product pipeline. We had some successes in those efforts this quarter, as demonstrated by our new license results. We did not, however, abandon our efforts to continue building our pre-pipeline and active pipelines. Currently, our pre-pipeline is roughly the same as it was last quarter, about $200m. This represents a backfilling of approximately $100m, which was the amount we moved into our active pipeline during Q3. The pipeline, supplemented by some activity that has moved directly to this stage, is now about $400m.

We are happy with this progress, but I have to remind you that the key to all this activity is closing business. A 90-day elongation of the sales cycle can cost up to $100m in revenue for a quarter.

We are very encouraged by this quarter's 40% sequential growth in distributed products. The growth we achieved in new license sales, our improved services margin and the continued strength in our pipeline are signs that our strategy for and investments in our products and direct sales force are beginning to pay off.

I will now turn the call over to Hank.

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                                                                Final Transcript
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CPWR - Q3 2004 Compuware Corporation Earnings Conference Call
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--------------------------------------------------------------------------------
Hank Jallos  - Compuware - EVP

Thanks, Tommi. I would like to provide a brief update of our Customer Relationship Organization. This group continues to work with our customers to focus on enterprise license agreement renewals, capacity increases, upgrades and maintenance renewals. Working with our existing customers, this team reinforces the utilization and value of our products. We continue to be confident in this approach to delivering additional value and support to our mainframe customers.

As we have mentioned previously, mainframe maintenance is an extremely important revenue stream for Compuware. In the second quarter, North American maintenance renewals came in at a very strong 92%. This quarter, our renewal rate remained approximately the same. North American maintenance billings are tracking about 2.5% above our plan, which matches the worldwide percentage increase over last year for the third quarter.

The enterprise license agreement renewal and flow upgrade businesses remain steady, despite strong competitive pressures. This competitive activity continues to drive prices down, while delaying our ability to close capacity and upgrade transactions.

Again, we rarely suffer a loss unless IBM is bundling their software in with a hardware transaction, distracting a client from the real value provided by our software. Despite this activity, our customers keep buying Compuware's world-class products, keep renewing ELAs and keep using mainframes for mission-critical applications.

To close, I'd like to give you a brief update on our global channels organization, which is focused exclusively on distributing business.

In Q3, 32% of our distributed new license sales came from channels. That is, through consulting partners, as well as other ISVs. We have also signed up 24 new channel partners in this quarter.

During the quarter, we also concluded an excellent sale with a technology partnering agreement with BEA Systems for OptimalJ. This partnership encompasses products and development, in the integration of OptimalJ, with BEA's WebLogic Server 8.1. This offering creates a comprehensive, model-driven environment that allows developers of all skill levels to build, integrate and test and deploy and manage J2EE applications. Now, I would like to turn the call over to Laura.

--------------------------------------------------------------------------------
Laura Fournier  - Compuware - CFO

   Thank you, Hank. We ended the third quarter of fiscal 2004 with $659.6m of cash and investments. That's an increase of 2.5% over the previous quarter. Cash flow from operations was $29.4m, right in line with the guidance given on our last conference call. While expected, this amount is down 40% from the previous quarter. The decrease is primarily due to the timing of installment payments for multi-year product sales. For the fourth quarter, cash flow from operations is expected to increase close to $100m.

Our current accounts receivable balance at December 31st was $427.4m. That's up 6.5% from the previous quarter. Day Sales Outstanding was 120.9 days, including the current installment receivables and 51.8 days, excluding the installment receivables. I'd like to point out that that 51.8 days is a tremendous number that represents how solid our receivables are. As further evidence of that fact, please note that our net receivables that have been outstanding for more than 90 days are less than 1% of our current receivables total.

As expected, current deferred revenue declined 8.8% from the prior quarter. The decline is due entirely to the seasonality of deferred maintenance renewals. On the other hand, the deferred license revenue included in the current balance increased to $45.6m from $42.6m at September 30th. Long-term deferred revenue declined less than 1%, when compared to the prior quarter, and increased approximately 7% from the total one year ago. While the majority of the deferred revenue is still deferred maintenance, deferred license fees have grown to approximately 16% of total long-term deferred revenue.

During the third quarter, a total of $19.8m of license fees was deferred until future periods. Deferred license fees recognized during the quarter were $14.9m.

I have one comment with respect to the income statement. While our effective tax rate for fiscal 2004 continues to be 28%, certain events during the quarter enabled us to recognize a tax benefit of approximately $9.5m. This benefit relates primarily to favorable tax settlements with the US Internal Revenue Service, and recent developments in other tax matters, both in the U.S. and in other taxing jurisdictions. We expect the effective rate to remain at 28% for the fourth quarter.

And with that, I will turn the call back over to Lisa.

--------------------------------------------------------------------------------
Lisa Elkin  - Compuware - VP Investor Relations

   Thanks, Laura. Ladies and gentlemen, we will now be happy to take your questions.

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                                                                Final Transcript
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CPWR - Q3 2004 Compuware Corporation Earnings Conference Call
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QUESTION AND ANSWER

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Operator

Thank you, ma'am. At this time, if you'd like to ask a question, please press star then one on your touchtone keypad. If you are using speaker equipment, you may need to lift your handset prior to pressing star-one. To withdraw your question, please press star-two. Once again, that's star-one if you'd like to ask a question, and star-two to cancel. One moment please, while the questions register.

Our first question is from David Rudow, with Piper Jaffray.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

How are you doing? Nice job on the quarter too. In terms of the mainframe, from our modeling purposes, can we assume that mainframe is stabilized from here, and assuming even just flat, year-over-year growth in that business?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

You can assume that, and in fact, I think so far, year-to-date, we're showing about a 5% increase. And, I believe that our growth rate next year will be affected on the positive side by that. If we can grow at 5%, we may be able to grow 15% to 20%. And if it's flat, it'll be somewhere between 10% and 15%.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

OK. And then, what could you [inaudible] attribute the success in the mainframe business on the quarter? Is it just recovery of the business, recovery of the overall economy?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

No. I think it's because we have, in [inaudible] filings especially, true [inaudible] standards in the industry. We've spent the last 10 or 15 years selling that, not based on the value but based on the fact that everybody has what was important to have in the mainframe installation.

The competition with IBM has been a really good thing on the one hand, because clients were grumbling about our pricing. And we realized that the people that originally bought our products were no longer there. In fact, they were two or three generations removed. And as people had sold the products to them from our company, we also had two or three new generations of sales people.

So we went back and built these calculators that we are now imbedding in the packages themselves. They'll allow the client to see, using their own data, exactly what the values of these products are. And we think that move is really gaining some momentum, and people are remembering how valuable these tools really were and why they originally bought them. I think that is the mainstay.

So, it's very hard at times for our customers to argue about a $1m-plus maintenance bill, when in fact, we can demonstrate, or they can demonstrate to themselves, that the product, the one product, is saving them or $8m or $9m a year.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

In Q4, could you see the distributed products being greater than 40% of (products) revenue?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

Yes. We have some real momentum, especially with OptimalJ and Vantage. CARS is a tougher sale. It's a more valuable product, but we are changing the way people generally do business. That takes some time.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

Have you closed any deals with CARS, during the quarter?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

Yes, absolutely.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

How many? I think you said 25 were in the pipeline last quarter. How many in the pipeline right now?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

You know what, we really don't know a lot, 40 to 50. The one thing on the CARS revenue is it's all ratable. So, we're building up a nice savings account, but you're not going to see that immediate effect for a few quarters. But it's going to be significant.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

And what's the average selling price of a CARS, an average CARS transaction?

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CPWR - Q3 2004 Compuware Corporation Earnings Conference Call
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--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

The transaction, that's hard to tell, because we have two. One is for small installations and one is for large installations. The small one is $175,000. The large one is $300,000. And generally, you'll have anywhere from $500,000 to $1m worth of professional services work that's directly associated with them.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

OK, and then during the quarter, how did the BEA relationship-was there any revenue contributed from that relationship?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

Not yet. It's early, but things are moving along nicely in the BEA sales force. Our sales force is excited. We should start seeing the results in that in the coming quarter, and certainly in next fiscal year.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

So you guys are actually replacing Borlan's product from WebLogic Workshop?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

I think it allows BEA to offer a full range of Java, with our J2EE product being the one for people who want to do industrial strength applications, which was something they were missing before.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

OK, and then just in terms of total revenues, do you expect it to be flat to sequentially up from this quarter?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

Total revenues next quarter?

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

Yes, for Q4.

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

We expect them to be up.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

And then earnings up as well, given the cost cuttings and the restructurings?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

Earnings will exceed what people have on the street.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

OK, thanks a lot, and a good job on the quarter.

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

Thanks.

--------------------------------------------------------------------------------
Operator

Our next question is from Kevin Buttigieg with Kaufman Brothers.

--------------------------------------------------------------------------------
Kevin M. Buttigieg  - Kaufman Brothers - Analyst

Thank you. On the distributed, I know that you--.

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

Kevin, I want you to understand that these are GAAP numbers too. They're not pro forma numbers, OK?

--------------------------------------------------------------------------------
Kevin M. Buttigieg  - Kaufman Brothers - Analyst

Right. With regard to the distributed and mainframe business, I know that you've separated the sales forces there, and you talked about 32% or so of revenue of the distributed going through channels now. What percentage of your distributed business overall might you estimate would be going to non-mainframe customers?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

I don't know. The way the marketplace generally looks is that most of the enterprises that really do things, other than a few large dot- coms, and places like e-Bay, use mainframes. Unlike what everybody said, they didn't die, they stayed. So they're really valuable.

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CPWR - Q3 2004 Compuware Corporation Earnings Conference Call
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--------------------------------------------------------------------------------
Kevin M. Buttigieg  - Kaufman Brothers - Analyst

OK. So do you see distributed growth then, just deeper penetration into existing Compuware customers, or do you sort of go to middle market customers?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

Our channels people are the ones that especially affect middle market kind of places, HP and the like. So we're going to get a nice bunch of brand new people. We have been getting a nice bunch of brand new people. But the real money is spent in the large shops that have very large businesses to support.

--------------------------------------------------------------------------------
Kevin M. Buttigieg  - Kaufman Brothers - Analyst

OK, and how much of the distributed went through channels last quarter? In the previous quarter I mean, September?

--------------------------------------------------------------------------------
Hank Jallos  - Compuware - EVP

30%.

--------------------------------------------------------------------------------
Kevin M. Buttigieg  - Kaufman Brothers - Analyst

So it was 30, and then 32 this quarter?

--------------------------------------------------------------------------------
Hank Jallos  - Compuware - EVP

Correct.

--------------------------------------------------------------------------------
Kevin M. Buttigieg  - Kaufman Brothers - Analyst

OK. Second of all, with regard to acquisitions, what's driving that need there? I mean obviously you have a fairly broad set on the distributed side now, and the mainframe business gives you scale there in the software business. What do you think is driving your desire for acquisitions?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

Well there's some (areas) we actually need to fill in on the IT governance, and we want to fill those in. Right now there aren't big companies there, but they're important pieces of an overall offering. We think on the system development life cycle we have a knock down, drag out offering, and we wouldn't need to do much acquisition. We need to restructure how we sell. But on the IT governance there are a few missing pieces, security, requirements, those kinds of things that I need to fill in to be able to deliver a meaningful solution to the CFO or the CIO.

--------------------------------------------------------------------------------
Kevin M. Buttigieg  - Kaufman Brothers - Analyst

OK.  You  talked  about   acquisitions  and  being  aggressive  with  regard  to
acquisitions, but it sounds like some of the gaps that you're looking at wouldn't result in something large.

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

No, we're not going to do anything large. We're going to spend our cash on one or two acquisitions.

--------------------------------------------------------------------------------
Kevin M. Buttigieg  - Kaufman Brothers - Analyst

OK. Do you have specific financial criteria for an acquisition that you'd like to share with us?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

Well, if we were trading stock, we would like them not to be dilutive, but if we're paying cash, we want to make sure that they're strategic and that we grow it. That would be a primary thing. If someone's doing $40m worth of business, we want to make sure that it's the kind of thing that, in conjunction with our offerings, will effectively grow to 50, 60, 80, 100, that kind of growth. We think that will be the primary criteria. If we can't grow it, we don't want it.

--------------------------------------------------------------------------------
Kevin M. Buttigieg  - Kaufman Brothers - Analyst

Then on the legal side, how much were legal expenses during the quarter, and could you provide an update on the legal side with IBM?

--------------------------------------------------------------------------------
Laura Fournier  - Compuware - COO

The legal expenses in the quarter were about $11m in total. That's for everything. I'll let Tom give you the update on the case.

--------------------------------------------------------------------------------
Tom Costello  - Compuware - SVP

On the case with IBM, in December the judge denied the motion for a preliminary injunction against IBM, so discovery is proceeding and will close on March 1. Recently, as of last week, IBM filed another lawsuit regarding some patent claims against us, in the state of New York.

--------------------------------------------------------------------------------
Kevin M. Buttigieg  - Kaufman Brothers - Analyst

What's next from that?

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--------------------------------------------------------------------------------
CPWR - Q3 2004 Compuware Corporation Earnings Conference Call
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tom Costello  - Compuware - SVP

Well, in the case in New York, we just got it Friday, so we have to review the claims. There are seven claims that involve four or five products. But my quick analysis is it's nothing more than an attempt to bully us, and maybe to settle the other case as well as to serve as a smokescreen, or take the judge's eye off the ball on the two claims we have against them for misappropriating our software, and conducting their business practices in violation of the antitrust laws.

--------------------------------------------------------------------------------
Kevin M. Buttigieg  - Kaufman Brothers - Analyst

OK, thank you.

--------------------------------------------------------------------------------
Operator

Our next question is from Damian Rinaldi with First Albany.

--------------------------------------------------------------------------------
Damian V. Rinaldi  - First Albany Corporation - Analyst

Nice job in the quarter as well. I have a question about CARS. You mentioned that the business there was ratable business. Can you give us a sense of the term over which, or the timeframe over which, that revenue is spread?

--------------------------------------------------------------------------------
Hank Jallos  - Compuware - EVP

One year.

--------------------------------------------------------------------------------
Damian V. Rinaldi  - First Albany Corporation - Analyst

OK, and then I think I heard Laura say that the tax benefit was about $9.5m, but it looks like you only took about half of that. Am I making a mistake somewhere?

--------------------------------------------------------------------------------
Laura Fournier  - Compuware - CFO

Well, we also had tax expense for the quarter.

--------------------------------------------------------------------------------
Damian V. Rinaldi  - First Albany Corporation - Analyst

OK, so there was an offset?

--------------------------------------------------------------------------------
Laura Fournier  - Compuware - CFO

Right, we set it out to be the $4m benefit that you see on the income statement.

--------------------------------------------------------------------------------
Damian V. Rinaldi  - First Albany Corporation - Analyst

OK. Then I think last quarter you said that you planned to reduce expenses by roughly $10m to $15m. By my calculation you came in at about $13m overall. Do you still plan to reduce the overall expense level by that same $10m to $15m?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

This next quarter will have a little more effect, because it will have an extra month. But we really intend to start to grow the business again. We don't think we can have a business that has a decent PE if it's all because of cost reduction. Real cost reduction, like I said, would have been $40m to $50m a quarter. We are making huge investments. We just wanted to get the attention of the entire organization, and I'm quite sure, judging from the number of e-mails and chat board conversations, that we did that. In fact, I might rescind some of those going forward, because I believe that we will be growing nicely, and that we can give back some of the pay cuts.

--------------------------------------------------------------------------------
Damian V. Rinaldi  - First Albany Corporation - Analyst

OK, and then a question on the cash flow statement. It looked like the headquarters expense was about $50m. If I recall correctly, that's a bit higher than what you'd indicated it might be. Does that imply that you accelerated the payment schedule, and that you're going to finish up with a smaller payment this quarter?

--------------------------------------------------------------------------------
Laura Fournier  - Compuware - CFO

The $50m number, Damian, is the nine month number. For the quarter we only spent $10m. There's about $20m left to go, and it's really down to the punch list now.

--------------------------------------------------------------------------------
Damian V. Rinaldi  - First Albany Corporation - Analyst

Very good. Thank you very much.

--------------------------------------------------------------------------------
Operator

Our next question is from Kirk Materne with Banc of America Securities.

--------------------------------------------------------------------------------
Kirk S. Materne  - Banc of America Securities - Analyst

Thanks very much, and congratulations on the quarter. Real quickly, Peter, you guys started hiring some new sales heads back, I guess, about six to nine months ago now. Can you just give us an update on how they're revving up, and how you see their progress coming along? And I guess in terms of some of the sequential

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                                                                Final Transcript
--------------------------------------------------------------------------------
CPWR - Q3 2004 Compuware Corporation Earnings Conference Call
--------------------------------------------------------------------------------

growth over the last quarter, how much of that was really getting some of these new sales people on board, and how much of that was perhaps just from the economy getting better? I imagine it was a mixture of both.

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

It's a mixture of both, but a lot has to do with the length of time it takes a rep to get into his territory and get fully trained on the product and make the calls, and then start to be able to close them. It takes them at least six months, and that's why we consider it an investment, and that's starting to pay off. Our sales management understands that their responsibility is to work with these people, be on calls with them, and that we're going to make our living by selling flow business, not selling big mammoth deals. It takes a lot of work and a lot of time. It's a change from what we used to do, and it's starting to turn around.

--------------------------------------------------------------------------------
Kirk S. Materne  - Banc of America Securities - Analyst

OK. I guess if you just put it into context of innings maybe, are we still in sort of the early innings, in terms of seeing the yield from these people? Or are we sort of maybe halfway there, or just a third?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

I think we're halfway there, and that will accelerate.

--------------------------------------------------------------------------------
Kirk S. Materne  - Banc of America Securities - Analyst

Laura, just going forward, based on some of your cash flow projections for the next quarter, should we start to see deferred trend back higher over the next couple of quarters?

--------------------------------------------------------------------------------
Laura Fournier  - Compuware - CFO

Yes. In the fourth and the first quarters deferred maintenance goes up, because of the seasonality of those billings. So yes, it should go up.

--------------------------------------------------------------------------------
Kirk S. Materne  - Banc of America Securities - Analyst

OK, thanks very much.

--------------------------------------------------------------------------------
Operator

Our next question is from Sameer Bhasin with Okumus [ph] Capital.

--------------------------------------------------------------------------------
Sameer Bhasin  - Okumus - Analyst

Hi, nice job in the quarter. I have just a few questions on the distributed side. First of all, the growth that you guys experienced in the distributed side, how much of that was business that was just postponed by the IT organizations, that you were able to close in Q4? And how much was it, like, that you had competitive wins against your competitors?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

Well, we think it's mostly just momentum that out promotes any advantage they have in the marketplace. And so, those are not things that we didn't close last quarter, but business that we won with new customers or customers doing new things.

--------------------------------------------------------------------------------
Sameer Bhasin  - Okumus - Analyst

OK, so did you just have any competitive wins? Or is this old customers that did not have a product to begin with?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

I don't know those--.

--------------------------------------------------------------------------------
Tommi White  - Compuware - COO

There were several distributed wins. We had several competitive wins, yes. We continue to compete. As I said in my comments, I mean we're competing heavily against Mercury. We're having some competitive wins. We are positioning the product to be better positioned against Mercury and enable people to reuse that investment as they choose to go with Compuware's better functionality. So, they can reuse that investment.

--------------------------------------------------------------------------------
Sameer Bhasin  - Okumus - Analyst

Do you see, now that you've got these competitive wins against Mercury, do you see yourself seeing more momentum there? That there are a lot of other areas where you could displace them?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

Yes. Well, that's one strategy. The other thing is a lot of Mercury's sales in the past we never saw, because they would come through the ERP company, or through places like Accenture. And we're going to make sure that, at least every Oracle sales person, every Seibel sales person, every PeopleSoft sales person, every SAP sales person in the different geographic locations that we have offices, understand our products, understand our offerings,

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                                                                Final Transcript
--------------------------------------------------------------------------------
CPWR - Q3 2004 Compuware Corporation Earnings Conference Call
--------------------------------------------------------------------------------

understand where we're better, where we're weaker. And, to make a decision so that we at least get a time at bat.

We are also going to very actively go after the installed Mercury base. And we'll be very vigorous in competing at that end. And then we're going to continue to go after people and do testing and CARS takes us into an entirely different realm.

So, we understand that we have to compete hard, that Mercury is a very good company and they're very savvy. And we're going to work our tails off, because we at least have the feet on the street to compete in that sense.

We have spent an awful lot of money on our product. It is a superior product technically, and it's a superior product architecturally. It has a big brother in CARS. We think that we will become a substantial force in what we think is an important segment of the marketplace.

--------------------------------------------------------------------------------
Sameer Bhasin  - Okumus - Analyst

Got it, got it. And, how much, or where do you see deferred revenue-I'm sorry-distributed license revenue, as, say, total license revenue, say, a year from now? How high can that go?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

I think it'll go anywhere between 50% and 60%, a year from now.

--------------------------------------------------------------------------------
Sameer Bhasin  - Okumus - Analyst

Wow! OK, and finally, where do you see operating margins on the services business, a year from now?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

I think they'll be between 10% and 15%, at the most pessimistic end.

--------------------------------------------------------------------------------
Sameer Bhasin  - Okumus - Analyst

Wow, OK. Good. Thank you so much.

--------------------------------------------------------------------------------
Operator

Our next question is from Ulysses Yannas, at Buckman and Reid.

--------------------------------------------------------------------------------
Ulysses Yannas  - Buckman and Reid - Analyst

I have a very short one. Your sales and marketing cost has been accelerating. Have you reached the level where we can sort of annualize it?

--------------------------------------------------------------------------------
Peter Karmanos Jr  - Compuware - CEO

Yes, it's going to level off.

--------------------------------------------------------------------------------
Ulysses Yannas  - Buckman and Reid - Analyst

Thank you.

--------------------------------------------------------------------------------
Operator

Ladies and gentlemen, we will now conclude the question and answer portion of today's conference call. I'd like to turn the call back over to Lisa Elkin.

--------------------------------------------------------------------------------
Lisa Elkin  - Compuware - VP Investor Relations

At this time, ladies and gentlemen, we will adjourn this conference call. Thank you very much for your time and interest in Compuware Corporation.

--------------------------------------------------------------------------------
Operator

Thank you for participating in this afternoon's conference call, and have a nice day.

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                                                                Final Transcript
--------------------------------------------------------------------------------
CPWR - Q3 2004 Compuware Corporation Earnings Conference Call
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--------------------------------------------------------------------------------

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